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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in the Brylane Inc. Registration Statement on Form S-1 (File No. 333- ) of our reports dated May 14, 1996, on our audits of the combined financial statements of Chadwick's, Inc. We also consent to the reference to our firm under the caption "Experts."

                                          /s/ Coopers & Lybrand L.L.P.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
September 16, 1997